Harbor Domestic Equity Funds Supplement to Prospectus dated March 1, 2011	Institutional Class HASMX Administrative Class HRSMX Investor Class HISMX

Harbor Small Company Value Fund

Harbor Funds’ Board of Trustees has determined that it is in the best interests of the Harbor Small Company Value Fund and its shareholders that the Fund be liquidated and dissolved. The liquidation of the Fund is expected to occur on December 29, 2011. The liquidation proceeds will be distributed to any remaining shareholders of the Fund on the liquidation date.

Shareholders may exchange shares into another Harbor fund or redeem shares out of the Fund in accordance with Harbor’s exchange and redemption policies as set forth in the Fund’s prospectus until the date of the Fund’s liquidation.

In order to ready the Fund for liquidation, all or a substantial portion of the Fund’s assets will be invested in cash, cash equivalents and debt securities with a remaining maturity of less than one year. As a result, the Fund will no longer be able to achieve its investment objective of seeking long-term total return.

Because the Fund will be liquidating, the Fund is now closed to new investors.

Dated: October 31, 2011

Investors Should Retain This Supplement For Future Reference